Schedule II - Valuation and Qualifying Accounts - Valuation and Qualifying Accounts (Details) - USD ($)		12 Months Ended
		Mar. 31, 2020	Mar. 31, 2019
Beginning of Period		$ 82,417	$ 29,178
Additions Charged to Costs and Expenses
Additions Charged to Other Accounts	[1]	351,270	677,652
Deductions	[2]	400,853	624,413
End of Period		$ 32,834	$ 82,417

[1]	Allowance for doubtful accounts charged to bad debt expense of $0 and $53,239 during fiscal years 2021 and 2020 ,respectively. Cash discounts allowed on sales and charged against revenue of $351,270 and $624,413 during fiscal years 2021 and 2020 , respectively.
[2]	Accounts receivable written off of $49,583 and $0 during fiscal years 2021 and 2020 , respectively. Cash discounts taken onsales of $351,270 and $624,413 during fiscal years 2021 and 2020 , respectively.